UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: April 24, 2007

THE MCGRAW-HILL COMPANIES, INC.

(Exact Name of Registrant as specified in its charter)

New York	1-1023	13-1026995
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employer Identification No.)

1221 Avenue of the Americas, New York, New York 10020
(Address of Principal Executive Offices) (Zip Code)

(212) 512-2564
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 and 7.01. Results of Operations and Financial Condition/Regulation FD Disclosure (Furnished Pursuant to Items 2.02 and 7.01 of Form 8-K).

 On April 24, 2007 Registrant issued an earnings release (the “Earnings Release”) containing a discussion of Registrant’s results of operations and financial condition for the first quarter ending March 31, 2007.

The Earnings Release contains financial results presented in accordance with U.S. generally accepted accounting principles (“GAAP”) that the Registrant reported first quarter 2007 diluted earnings per share of $0.40, versus $0.20 in the first quarter of 2006. The first quarter 2007 results include a $0.03 gain on the divestiture of the mutual funds data business. The first quarter 2006 results included a one-time charge of $0.04 for the elimination of the company’s restoration stock option program.

Item 9.01. Exhibits.

 (99)  Earnings Release of the Registrant, dated April 24, 2007, containing a discussion of Registrant’s results of operations and financial condition for the first quarter ending March 31, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Form 8-K Report to be signed on its behalf by the undersigned hereunto duly authorized.

THE McGRAW-HILL COMPANIES, INC.

/s/   Kenneth M. Vittor
By:   Kenneth M. Vittor
Executive Vice President and
General Counsel

Dated: April 24, 2007

INDEX TO EXHIBITS

Exhibit Number

(99)  Earnings Release of the Registrant, dated April 24, 2007, containing a discussion of Registrant’s results of operations and financial condition for the first quarter ending March 31, 2007.